Exhibit 99.1
Owlet Achieves De Novo FDA-Clearance For Dream Sock® – The First and Only Over-the-Counter, Medical Grade Pulse Oximeter Cleared for Infants

LEHI, Utah — November 9, 2023 — Owlet, Inc. (NYSE: OWLT) (the “Company” or “Owlet”) , the pioneer of smart infant monitoring, announces De Novo clearance from the U.S. Food and Drug Administration (“FDA”) of Dream Sock, the first and only over-the-counter medical pulse oximetry solution for infants. Owlet is spearheading new standards for consumer and medical solutions, allowing caregivers to provide better care at home for their babies through access to advanced digital health technologies.

The FDA-cleared Dream Sock will monitor and display Baby’s Live Health Readings, including pulse rate and oxygen saturation level, and will provide Health Notifications, which will alert caregivers with lights and alarm sounds if their infant’s readings fall outside of preset ranges. Owlet plans to make these new medical-grade features available to all existing and new Dream Sock users upon launch, soon to be announced. These cleared features are for use with healthy infants between 1-18 months and 6 lbs to 30 lbs.

“Today marks a significant breakthrough in our journey to bring care to the home and empower parents with an unprecedented FDA-clearance for the Owlet Dream Sock,” said Kurt Workman, Owlet Chief Executive Officer and Co-Founder. “This accomplishment not only signifies our commitment to innovation in the infant health category but, more importantly, our dedication to ensuring the health and well-being of every baby. With this De Novo clearance, we are proud to set new standards in at-home infant care, arming parents with reliable real-time information and providing enhanced peace of mind.”

Achieving De Novo clearance means the Owlet Dream Sock was clinically tested in both home and hospital environments, and proven to be as accurate as medical-grade baby monitoring technology and compliant with all relevant performance and safety standards by independent laboratories. This new technology will equip caregivers with the right information at the right time, and provide them with confidence and clarity on their baby’s well-being.

“We’re all so proud that the Dream Sock was validated against the gold standards of accuracy for pulse oximetry devices – and stood up to that challenge,” said Dr. Alisa Niksch, Pediatric Cardiologist and Senior Director Medical Affairs at Owlet. “Throughout this process, we learned a tremendous amount about the capabilities of our product in supporting the care of babies in the home. We're excited to continue our research efforts as we bring new technologies and advancements in accuracy in infant monitoring to parents.”

This follows the Company’s previous FDA clearance of BabySat™, a prescription monitoring system that uses pulse oximetry technology and features a modern, wire-free sock design. Intended for infants with acute or chronic medical conditions under the supervision of a physician, BabySat provides a real-time display of a baby’s pulse rate and oxygen saturation level, and alerts parents when these customizable readings fall outside of prescribed ranges. BabySat will be available for purchase with insurance reimbursement soon. Now, Owlet’s clinically-validated technology and notification algorithms are available for use with healthy babies without a prescription.

These new FDA-cleared features will begin rolling out to both existing and new Dream Sock users by the end of this year, in the U.S. only. Parents and caregivers can learn more and sign up to receive the latest information and details on product availability at www.owletcare.com/fda-clearance.

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. Owlet also believes that every child deserves to live a long, happy, and healthy life, and is working to develop products to help further that belief. To learn more, visit www.owletcare.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s growth prospects, expanded product offerings and the impacts of the Company’s new FDA-cleared medical devices. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, (i) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the FDA and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (ii) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (iii) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (iv) Owlet’s ability to obtain additional financing in the future, as well risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (v) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop and launch new products, innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (vi) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (vii) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (viii) Owlet’s ability to upgrade and maintain its information technology systems; (ix) changes in applicable laws or regulations; (x) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (xi) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (xii)

other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how they may affect Owlet. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this press release, whether because of new information, future events or otherwise, although Owlet may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Media Contact:
pr@owletcare.com

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